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                                                                    EXHIBIT 21-5

SUBSIDIARIES REPORT (AND STATES OF FORMATION) OF
DTE ENERGY AND DETROIT EDISON AS OF
FEBRUARY 27, 2001
--------------------------------------------------------------------------------

DTE ENERGY COMPANY

SUBSIDIARY

DTE CAPITAL CORPORATION
(MICHIGAN)

DTE ENERGY RESOURCES, INC.
(MICHIGAN)

         DTE BIOMASS ENERGY, INC.
         (MICHIGAN)

                  ADRIAN GAS PRODUCERS, L.L.C.
                  (MICHIGAN)

                  BELLEFONTAINE GAS PRODUCERS, L.L.C.
                  (DELAWARE)

                  BELLEVILLE GAS PRODUCERS, INC.
                  (MICHIGAN)

                  BIRMINGHAM GAS PRODUCERS, L.L.C.
                  (MICHIGAN)

                  BRIDGETON GAS PRODUCERS, L.L.C.
                  (DELAWARE)

                  CRIMSON GAS PRODUCERS, L.L.C.
                  (MICHIGAN)

                  DTE ARBOR GAS PRODUCERS, INC.
                  (MICHIGAN)

                  ESCAMBIA GAS PRODUCERS, INC.
                  (MICHIGAN)

                  FAYETTEVILLE GAS PRODUCERS, L.L.C.
                  (NORTH CAROLINA)


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                  KANSAS CITY GAS PRODUCERS, L.L.C.
                  (MICHIGAN)

                  LYCOMING GAS PRODUCERS, INC.
                  (MICHIGAN)

                  MONTGOMERY GAS PRODUCERS, L.L.C.
                  (MICHIGAN)

                  MOUNTAINEER SYNFUEL, L.L.C.
                  (DELAWARE)

                  OKLAHOMA GAS PRODUCERS, L.L.C.
                  (MICHIGAN)

                  ORLANDO GAS PRODUCERS, INC.
                  (MICHIGAN)

                  PHOENIX GAS PRODUCERS, L.L.C.
                  (MICHIGAN)

                  PLAINVILLE GAS PRODUCERS, INC.
                  (MICHIGAN)

                  RES POWER, INC.
                  (MICHIGAN)

                           RIVERVIEW ENERGY SYSTEMS
                           (MICHIGAN)

                  RALEIGH STEAM PRODUCERS, L.L.C.
                  (NORTH CAROLINA)

                  RIVERVIEW GAS PRODUCERS, INC.
                  (MICHIGAN)

                  ROXANA GAS PRODUCERS, INC.
                  (MICHIGAN)

                  SACRAMENTO GAS PRODUCERS, L.L.C.
                  (MICHIGAN)

                  SALEM ENERGY SYSTEMS, L.L.C.
                  (NORTH CAROLINA)




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                  SONOMA ENERGY SYSTEMS, INC.
                  (MICHIGAN)

                  SOUTH SIDE GAS PRODUCERS, L.L.C.
                  (MICHIGAN)

                  ST. LOUIS GAS PRODUCERS, L.L.C.
                  (DELAWARE)

                  WAKE GAS PRODUCERS, L.L.C.
                  (NORTH CAROLINA)

                  WICHITA GAS PRODUCERS, L.L.C.
                  (MIGHIGAN)

                  WINSTON GAS PRODUCERS, L.L.C.
                  (NORTH CAROLINA)

         DTE COAL SERVICES, INC.
         (MICHIGAN)

                  DTE RAIL SERVICES, INC.
                  (MICHIGAN)

         DTECS HOLDINGS, INC.
         (MICHIGAN)

         DTECS LIMITED PARTNERSHIP
         (MICHIGAN)

DTE ENERGY MARKETING, INC. (NEW)
(MICHIGAN)

DTE ENERGY SERVICES, INC.
(MICHIGAN)

         CHICAGO HEIGHTS ENERGY PARTNERS, L.L.C.
         (DELAWARE)

         DTE BACKUP GENERATION LEASING
         (DELAWARE)

         DTE BH HOLDINGS, INC.
         (DELAWARE)





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         DTE BURNS HARBOR, L.L.C.
         (DELAWARE)

         DTE ES HOLDINGS, INC.
         (MICHIGAN)

         DTE GEORGETOWN HOLDINGS, L.L.C.
         (DELAWARE)

         DTE HOLLAND, L.L.C.
         (MICHIGAN)

         DTE KENTUCKY, L.L.C.
         (DELAWARE)

         DTE NORTHWIND, L.L.C.
         (DELAWARE)

         DTE NORTHWIND OPERATIONS, L.L.C.
         (MICHIGAN)

         DTE RIVER HILL, L.L.C.
         (DELAWARE)

         DTE SPARROWS POINT, L.L.C.
         (DELAWARE)

         DTE SPARROWS POINT HOLDINGS, INC.
         (DELAWARE)

         DTE SPARROWS POINT OPERATIONS, INC.
         (MICHIGAN)

         DTE SYNFUELS, L.L.C.
         (DELAWARE)

                  DTE CLOVER, L.L.C. (FORMERLY CRC NO. 6, L.L.C.)
                  (DELAWARE)

                  DTE INDYCOKE, L.L.C.
                  (DELAWARE)




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                  DTE SMITH BRANCH, L.L.C.
                  (DELAWARE)

                  DTE SYNFUELS OPERATIONS, L.L.C.
                  (DELAWARE)

         DTE TONAWANDA, L.L.C.
         (MICHIGAN)

         EES COKE BATTERY COMPANY, INC.
         (MICHIGAN)

         PCI ENTERPRISE COMPANY
         (MICHIGAN)

         POWER ENERGY PARTNERS, L.L.C.
         (DELAWARE)

         WOODWARD ENERGY, L.L.C.
         (MICHIGAN)

DTE ENERGY TRADING, INC.
(MICHIGAN)

DTE GENERATION, INC.
(MICHIGAN)

         DTE RIVER ROUGE NO. 1, L.L.C.
         (MICHIGAN)

DTE ENTERPRISES, INC.
(MICHIGAN)

EDISON DEVELOPMENTAL CORPORATION
(MICHIGAN)

         DTE SOLAR COMPANY OF CALIFORNIA
         (MICHIGAN)

         EDVENTURE CAPITAL CORP.
         (MICHIGAN)

         PLUG POWER, L.L.C.
         (DELAWARE)





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SYNDECO REALTY CORPORATION
(MICHIGAN)

         ASHLEY MEWS LIABILITY COMPANY
         (MICHIGAN)

         SYNDECO PLAZA, L.L.C.
         (MICHIGAN)

THE DETROIT EDISON COMPANY
(MICHIGAN)

         INTERNATIONAL TRANSMISSION COMPANY
         (MICHIGAN)

         MIDWEST ENERGY RESOURCES COMPANY
         (MICHIGAN)

         ST. CLAIR ENERGY CORPORATION
         (MICHIGAN)

         THE EDISON ILLUMINATING COMPANY OF DETROIT EDISON
         (MICHIGAN)

WOLVERINE ENERGY SERVICES, INC.
(MICHIGAN)

         DTE EDISON AMERICA, INC.
         (MICHIGAN)

         DTE ENERGY SOLUTIONS, INC.
         (MICHIGAN)

                  DTE ENGINEERING SERVICES, INC.
                  (MICHIGAN)

                  MILAGRO INTEGRATED TECHNOLOGIES, L.L.C.
                  (MICHIGAN)

DTE ENERGY TECHNOLOGIES, INC.
(MICHIGAN)








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